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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     November 15, 2004

                  CHASE CREDIT CARD OWNER TRUST, SERIES 2003-6
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)



        United States                   333-103210               22-2382028
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


White Clay Center, Building 200, Newark, DE              19711
-------------------------------------------            ----------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000


--------------------------------------------------------------
(Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

Chase Manhattan Bank USA, National Association is the registrant of the Chase Credit Card Owner Trust, Series 2003-6 ("Series 2003-6"), which issued multiple classes of Asset Backed Notes. On or about November 15, 2004, JPMorgan Chase Bank, as Paying Agent, made the distributions to holders of its Notes of Series 2003-6 contemplated by the related indenture.

A copy of the Monthly Noteholders Statement with respect to such distribution, delivered pursuant to Section 7.3 of the related indenture, is being filed as an exhibit to this Current Report on Form 8-K.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.       Description
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   99.1           Monthly Reports with respect to the November 15, 2004
                  distribution.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHASE MANHATTAN BANK USA,
                                        NATIONAL ASSOCIATION, as Administrator


                                        By: /s/  Patricia M. Garvey
                                            ------------------------------------
                                            Name:  Patricia M. Garvey
                                            Title: Vice President
                                            Date:  November 18, 2004

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                               INDEX TO EXHIBITS
                               -----------------


Exhibit No.       Description
-----------       -----------

   99.1 Monthly Reports with respect to the distribution to Noteholders on November 15, 2004.